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                                                                    EXHIBIT 10.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-6420) of Petroleum Geo-Services ASA and in the Prospectuses constituting part of the Registration Statement on Form F-3 (Registration No. 333-90379) of Petroleum Geo-Services ASA and part of the Registration Statement on Form F-4 (Registration No. 333-9702) of Petroleum Geo-Services ASA, of our report dated March 12, 2001, except as to the last five paragraphs of Note 11, which are as of April 30, 2001, and as to the third paragraph of Note 1 and Note 24, which are as of May 10, 2002, relating to the financial statements of Petroleum Geo-Services ASA, which appear on this annual report on Form 20-F.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
May 21, 2002